UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 23, 2016
Commission File Number 001-33299
MELLANOX TECHNOLOGIES, LTD.
(Exact name of registrant as specified in its charter)

Israel (State or other jurisdiction of incorporation or organization)	98-0233400 (I.R.S. Employer Identification Number)
Mellanox Technologies, Ltd.
Beit Mellanox, Yokneam, Israel 20692
(Address of principal executive offices, including zip code)
+972-4-909-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 23, 2016, Mellanox Technologies. Ltd. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting that on February 23, 2016, the Company closed its acquisition of EZchip Semiconductor, Ltd. ("EZchip"). This Form 8-K/A amends the Original Form 8- K to include the historical audited financial statements of EZchip and the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items. This Form 8-K/A effects no other changes to the Original Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired. The audited EZchip consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of comprehensive income, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 2015, are filed herewith as Exhibit 99.1. The consent of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, EZchip's independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A.
(b) Pro forma financial information. The unaudited pro forma condensed combined financial information of the Company and EZchip as of and for the year ended December 31, 2015 are filed herewith as Exhibit 99.2.
(d) Exhibits

Number	Description

23.1	Consent of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, Independent Auditors of EZchip.

99.1
The audited EZchip consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of comprehensive income, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 2015.

99.2	Unaudited pro forma condensed combined financial information of the Company and EZchip as of and for the year ended December 31, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 29, 2016	Mellanox Technologies, Ltd.

/s/ Jacob Shulman
Jacob Shulman
Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)

EXHIBIT INDEX

Number	Description

23.1	Consent of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, Independent Auditors of EZchip.

99.1
The audited EZchip consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of comprehensive income, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 2015.

99.2	Unaudited pro forma condensed combined financial information of the Company and EZchip as of and for the year ended December 31, 2015.